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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 8, 2003



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                               63105
(Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422


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


Item 7.           Financial Statements and Exhibits.

            (c)   Exhibits.  See Exhibit Index.
                  --------

Item 9.           Regulation FD Disclosure.

     The following information required to be reported under Item 12 of this Current Report on Form 8-K (the "Report") pursuant to Securities and Exchange Commission (the "Commission") Release No. 33-8176 is disclosed herein under Items 9 and 12 of this Report in accordance with Commission Release No. 33-8216.

     The revised and additional slides incorporated into the investor relations presentation since March 20, 2003 are included in this Form 8-K as Exhibit 99. The full slide presentation is available in the Investor Info section on our website at. www. rehabcare.com.

     This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare Group's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the effect and timing of certain corrective actions taken in supplemental staffing, the magnitude of the costs associated with the consolidation of the staffing division, the effect and timing of the consolidation on the aggregate supplemental staffing weeks worked, new program openings and planned cost controls, fluctuations in occupancy of RehabCare Group's hospital and skilled nursing facility clients, changes in and compliance with governmental reimbursement rates, regulations or policies, the inability to attract new client relationships or to retain existing client relationships, the inability to attract operational and professional employees, the adequacy and effectiveness of operating and administrative systems, litigation risks, including an inability to predict the ultimate costs and liabilities or the disruption of RehabCare Group's operations, and general economic downturn.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 8, 2003

                                       REHABCARE GROUP, INC.



                          By:/s/James M. Douthitt
                                -----------------------------------------------
                                James M. Douthitt
                                Senior Vice President, Chief Accounting Officer
                                    and Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Description

99 Revised and additional slides incorporated into the Investor Relations Presentation since March 20, 2003


Exhibit 99


                            RehabCare Group Overview
 Leading Provider of Therapy Program Management and Healthcare Staffing Services
o     Primary client base
o     Hospitals
o     Skilled nursing facilities
o     Primary Services
o     Program management - On-site management and delivery of therapy services
o     Healthcare staffing - Provision of temporary healthcare professionals
o Compounded annual revenue growth of 29% and EPS growth of 21% since the 1991 IPO


                      RehabCare Group Business At a Glance

 Program management  - $285 million revenues 2002
 Hospital Rehabilitation Services
o     137 inpatient units
o     50 outpatient programs
 Contract Therapy
o     412 programs

 Healthcare staffing - $278 million revenues 2002
 Supplemental
o     77 branches
 Travel
                               (Graphic Omitted)



                           2002 Financial Performance

                                                 Increase
                                                 --------
Revenues                $563 million                 4%
EBITDA                  $48 million                  3%
EPS                     $1.38                       19%


                          Strong Financial Management

o     No Debt
o     $125.0 million/5 year revolver - 2.5 years remaining
o     Current Ratio - 2.8:1
o     History of Share Repurchases


                                Focus on Growth

o     HRS - Accelerate Revenue Growth
o     Addition of new units
o     Expansion of existing units
o     Retention of existing units
o     Contract Therapy - Sustain Revenue Growth
o     Addition of new locations
o     Retention of existing locations
o     Staffing - Renew Revenue Growth
o     Improved recruiter productivity
o     Client focused relationships


                             Consistent EPS Growth
                           Targeted 20-25% EPS Growth
                               (Graphic Omitted)

Compounded Annual Growth Rate of 21%
Fiscal Year Ended February 28

1992 - $0.20
1993 - $0.24
1994 - $0.29
1995 - $0.35
1996 - $0.42

Fiscal Year Ended December 31

1996 - $0.47*
1997 - $0.68
1998 - $0.85
1999 - $1.08
2000 - $1.45
2001 - $1.18
2002 - $1.38
*Annualized

The results for 2001 and 1999 do not reflect non-operating losses associated with write-down of investments of $0.02 per share and $0.05 per share, respectively. The results for 1998 do not include a $0.06 per share gain on sale of securities or a $0.05 per share charge for the cumulative effect of change in accounting for start-up costs. The results for 1997 do not reflect a $0.06 per share gain on sale of securities. Considering the effects of these non-operating items, EPS in 2001, 1999, 1998 and 1997 was $1.16, $1.03, $0.86 and $0.73,
respectively.